October 17, 1997

Dear Shareholder:

        We are pleased to present the inaugural annual report for Delaware Group's Capital Appreciation Fund.
        Your Fund provided a total return of +19.64% (capital change plus reinvested dividends at net asset value) from its inception on December 2, 1996 to September 30, 1997 for both Class A and Institutional Classes. With continuous reinvestment, a $10,000 investment at inception would have grown to $11,964 as of the fiscal year end, excluding sales charges described on the next page.
        Capital Appreciation Fund has a two-fold focus: approximately two-thirds of the Fund's net assets are invested in stocks of rapidly growing small to medium-size companies. The balance is allocated to stocks of large, established companies that the portfolio managers believe exhibit value characteristics.
        Weakness in some of the Fund's small and mid-cap stock selections in 1997 resulted in performance that, while attractive by historical market standards, was not as robust as either the Fund's unmanaged benchmark -- the Standard & Poor's 500 Index -- or the average of its peers in the Lipper Capital Appreciation Fund Average, as shown on the next page. The average fund in Lipper's capital appreciation category provided a return of +23.69% during your Fund's initial fiscal period.
        Since the Fund's inception, investors have generally enjoyed exceptional returns from stocks amid a favorable U.S. economic climate. Consumer and producer price increases have been benign while the nation's output of goods and services has surged ahead at what many economists believe to be a sustainable pace, leading to lower interest rates and higher corporate profits.

Strategic Positioning & Outlook

        As of September 30, health care stocks -- primarily a mixture of pharmaceutical and managed care companies -- represented the largest share of your Fund's net assets (13.9%). This was followed by energy, technology and financial stocks, many of which performed well. Returns were less than we would have liked in the telecommunications and food sectors.
        Cash represented about 21.7% of net assets at year's end. As we continue to build a long-term portfolio and as market conditions warrant, we will seek to reduce that amount.
        We believe the Fund's multicap combination of a growth and value approach could potentially make it attractive to many investors. Gerald S. Frey manages the small and mid-cap portion of the Fund while Robert Arnold manages the large cap portion. Mr. Frey seeks stocks that exhibit consistent earnings and business growth while Mr. Arnold concentrates on large companies that have above-average dividend yields compared to most stocks in the S&P 500 Index.
        As of September 30, the Fund had $2.4 million in net assets and 12 shareholders. On behalf of Delaware, we would like to thank you for being among the Fund's charter shareholders.

Sincerely,

Wayne A. Stork
Chairman

Robert Arnold and Gerald S. Frey
Senior Portfolio Managers

                                                                           298
                                                               AR-133[--]11/97

Capital Appreciation Fund Performance
Growth of a $10,000 Investment
December 2, 1996, to September 30, 1997
Cumulative total Return (December 2, 1996, to September 30, 1997)

             Capital                Capital          Lipper Capital Appreciation     S&P 500 Index
        Appreciation Fund       Appreciation Fund           Fund Average
  (A & Institutional Classes,  (A Class, including
    excluding sales charge)       sales charge)             (216 Funds)

12/2/96    $10,000                 $9,529                    $10,000                  $10,000
12/31/96     9,856                  9,392                      9,966                    9,802
1/31/97     10,280                  9,796                     10,400                   10,414
2/28/97     10,068                  9,594                     10,127                   10,496
3/31/97      9,480                  9,033                      9,646                   10,066
4/30/97      9,480                  9,033                      9,761                   10,665
5/31/97     10,316                  9,830                     10,575                   11,317
6/30/97     10,681                 10,178                     10,997                   11,821
7/31/97     11,352                 10,818                     11,847                   12,761
8/31/97     11,281                 10,750                     11,708                   12,046
9/30/97     11,964                 11,401                     12,444                   12,705

Chart assumes $10,000 invested on December 2, 1996, at net asset value and reinvestment of all distributions. The maximum sales charge for Class A shares is 4.75%. Shares may be purchased at net asset value under certain circumstances. Class A shares have a 12b-1 fee of 0.30% that has been waived since inception. A voluntary expense cap of 0.75% has been in effect. Performance would have been lower had the waiver and cap not been in effect.

Capital Appreciation Fund Performance
Cumulative Total Return (December 2, 1996, To September 30, 1997)

                                     Lifetime
Class A
        Excluding Sales Charge       +19.64%
        Including Sales Charge       +14.01%
Institutional Class                  +19.64%

Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions. Past performance is not a guarantee of future results.

Delaware Group Equity Funds IV, Inc. -
Capital Appreciation Fund
Statement of Net Assets
September 30, 1997
                                              Number of      Market
                                                Shares        Value
    COMMON STOCK -                 78.73%
    Aerospace & Defense -           2.67%
    AAR                                        1,400         $46,725
    General Dynamics                             200          17,425
                                                             -------
                                                              64,150
                                                             -------

    Automobiles & Auto Parts -      1.39%
    General Motors                               300          20,081
    ITT                                          400          13,275
                                                             -------
                                                              33,356
                                                             -------
    Banking, Finance & Insurance -  8.17%
    Aon                                          400          21,150
    CIGNA                                        150          27,937
    Chase Manhattan                              300          35,400
    Crestar Financial                            600          28,125
    Medallion Financial                          300           6,487
    Mellon Bank                                  800          43,800
    Summit Bancorp                               750          33,328
                                                             -------
                                                             196,227
                                                             -------

    Cable, Media & Publishing -     1.13%
    McGraw-Hill                                  400          27,075
                                                             -------
                                                              27,075
                                                             -------

    Chemicals -                     1.20%
    Rhone-Poulenc-ADR                            712          28,792
                                                             -------
                                                              28,792
                                                             -------

    Computers & Technology -        9.42%
    Adobe Systems                                700          35,219
 *  BISYS Group                                  900          28,884
 *  BMC Software                                 700          45,303
 *  Compuware                                    400          24,150
 *  Cypress Semiconductor                      1,800          27,900
 *  EMC                                          500          29,187
 *  Peerless Systems                           1,000          13,938
 *  Rational Software                          1,350          21,558
                                                             -------
                                                             226,139
                                                             -------

    Electronics & Electrical -      4.05%
 *  Sipex                                      1,400          44,713
    Thomas & Betts                               500          27,312
 *  Xilinx                                       500          25,281
                                                             -------
                                                              97,306
                                                             -------

    Energy -                        9.35%
    British Petroleum ADR                        200          18,162
    Mobil                                        200          14,800
 *  Patterson Energy                           1,800          94,613
 *  Precision Drilling                           800          51,100
    Texaco                                       200          12,288
    USX-Marathon Group                           900          33,469
                                                             -------
                                                             224,432
                                                             -------

    Environmental Services -        5.96%
 *  Philip Services                             1,500         27,375
 *  Republic Industries                         1,000         32,938

 * USA Waste Services                           2,075         82,741
                                                           ---------
                                                             143,054
                                                           ---------

   Food, Beverage & Tobacco -           2.13%
   Heinz (H.J.)                                   500         23,094
   Philip Morris                                  675         28,055
                                                           ---------
                                                              51,149
                                                           ---------

   Healthcare & Pharmaceuticals -      13.92%
   BOC Group plc                                  600         21,600
   Bausch & Lomb                                  300         12,150
   Baxter International                           500         26,125
 * Capstone Pharmacy                            2,600         31,200
 * DepoTech                                       200          2,687
 * Dura Pharmaceuticals                           900         39,431
 * Health Management Associates Class A         1,300         41,113
 * Healthsouth                                  1,600         42,700
 * MedPartners                                  1,400         30,013
   Pharmacia & Upjohn                             700         25,550
 * Phycor                                       1,000         29,094
 * Vencor                                         700         28,875
 * Vertex Pharmaceuticals                         100          3,778
                                                           ---------
                                                             334,316
                                                           ---------

   Industrial Machinery -               1.46%
 * PRI Automation                                 600         35,175
                                                           ---------
                                                              35,175
                                                           ---------

   Leisure, Lodging & Entertainment -   3.62%
 * Equity Marketing                               500         15,156
 * Extended Stay America                        1,800         27,000
 * HFS                                            600         44,662
                                                           ---------
                                                              86,818
                                                           ---------

   Metal & Mining -                     0.84%
   Freeport-McMoRan Copper & Gold Class B         700         20,169
                                                           ---------
                                                              20,169
                                                           ---------

   Retail -                             2.90%
   Eastman Kodak                                  400         25,975
 * General Nutrition                            1,500         43,594
                                                           ---------
                                                              69,569
                                                           ---------

   Telecommunications -                 6.02%
 * Ascend Communications                          500         16,172
   Frontier                                       800         18,400
 * PageMart Wireless                              900          9,675
   SBC Communications                             300         18,413
 * Telco Systems                                1,700         28,103
 * Teleport Communications Group                1,200         53,888
                                                           ---------
                                                             144,651
                                                           ---------

   Transportation & Shipping -          1.64%
   Norfolk Southern                               200         20,650
   Union Pacific                                  300         18,787
                                                           ---------
                                                              39,437
                                                           ---------

   Miscellaneous -                      2.86%
 * KLA Instruments                                400         27,011
   Pitney Bowes                                   500         41,594
                                                           ---------
                                                              68,605
                                                           ---------

   Total Common Stock (cost $1,529,990)                    1,890,420
                                                           ---------

                                                       Principal      Market
                                                        Amount         Value
REPURCHASE AGREEMENTS -                       21.65%
With JP Morgan 6.00% 10/1/97 (dated
    9/30/97, collateralized by $171,000
    U.S. Treasury Notes 6.625% due
    6/30/01, market value $177,766)                    174,000        $174,000
With Prudential Securities 6.05% 10/1/97
    (dated 9/30/97, collateralized by
    $104,000 U.S. Treasury Notes 5.875%
    due 2/28/99, market value $104,238
    and $73,000 U.S. Treasury Notes
    5.875% due 3/31/99, market value $73,325)          174,000         174,000
With PaineWebber 6.00% 10/1/97 (dated
    9/30/97, collateralized by $106,000
    U.S. Treasury Notes 5.875% due
    9/30/02, market value $106,052 and
    $68,000 U.S. Treasury Notes 5.375%
    due 5/31/98, market value $69,528)                 172,000         172,000
Total Repurchase Agreements (cost                                   ----------
        $520,000)                                                      520,000
                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES OWNED -     100.38%                $2,410,420
    (cost $2,049,990)
                                                                    ----------
LIABILITIES NET OF RECEIVABLES AND
    OTHER ASSETS -                            (0.38%)                   (9,152)
                                                                    ==========
NET ASSETS APPLICABLE TO 236,319 SHARES
    ($.01 Par Value) OUTSTANDING -           100.00%                $2,401,268
                                                                    ==========

NET ASSET VALUE - CAPITAL APPRECIATION FUND A CLASS
    ($8,119 / 799 shares)                                               $10.16
                                                                    ==========
NET ASSET VALUE - CAPITAL APPRECIATION FUND INSTITUTIONAL CLASS
    ($2,393,149 / 235,520 shares)                                       $10.16
                                                                    ==========

-------------------------------
* Non-income producing security for the year ended September 30, 1997

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common stock $.01 par value 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Capital
    Appreciation Fund A Class, 25,000,000 shares allocated
    to Capital Appreciation Fund B Class, 25,000,000 shares
    allocated to Capital Appreciation Fund C Class and
    50,000,000 shares allocated to Capital Appreciation Fund
    Institutional Class                                             $2,008,790
Accumulated net investment income                                       13,845
Accumulated net realized gain on investments                            18,203
Net unrealized appreciation of investments                             360,430
                                                                    ----------
Total net assets                                                    $2,401,268
                                                                    ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    CAPITAL APPRECIATION FUND A CLASS
Net asset value A Class (A)                                             $10.16
Sales Charge (4.75% of offering or 5.02% of the amount
    invested per share) (B)                                               0.51
                                                                    ----------
Offering price                                                          $10.67
                                                                    ==========
-----------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.


                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC.-
CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMEBER 2,1996 (COMMENCEMENT OF OPERATIONS)
THROUGH SEPTEMBER 30, 1997


INVESTMENT INCOME:
Interest                                                     $12,001
Dividends                                                     16,707    $28,708
                                                            --------


EXPENSES:
Management fees                                               12,953
Custodian fees                                                 2,196
Directors' fees                                                1,844
Professional fees                                              1,427
Registration fees                                              1,322
Dividend disbursing and transfer agent fees and expenses       1,196
Reports and statements to shareholders                         1,174
Accounting fees and salaries                                     789
Taxes (other than taxes on income)                               400
Other                                                            835     24,136
                                                            --------

Expenses absorbed by Delaware Management Company, Inc.                  (11,156)
                                                                       --------
Total Expenses                                                           12,980
                                                                       --------

NET INVESTMENT INCOME                                                    15,728
                                                                       --------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

Net realized gain from investment transactions                           18,203
Net unrealized appreciation
on investments                                                          360,430
                                                                       --------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:                                                         378,633
                                                                       --------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                        $394,361
                                                                       ========

                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC.-
CAPITAL APPRECIATION FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                   12/2/1996 *
                                                                       to
                                                                    09/30/97
                                                                   ----------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                 $15,728
Net realized gain on investments                                       18,203
Net unrealized appreciation                                           360,430
                                                                   ----------
Net increase in net assets resulting from operations                  394,361
                                                                   ----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Capital Appreciation Fund A Class                                         (1)
 Capital Appreciation Fund Institutional Class                         (1,882)
                                                                   ----------
                                                                       (1,883)
                                                                   ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Capital Appreciation Fund A Class                                      7,120
 Capital Appreciation Fund Institutional Class                      2,000,010
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on security transactions:
 Capital Appreciation Fund A Class                                          1
 Capital Appreciation Fund Institutional Class                          1,882
                                                                   ----------
                                                                    2,009,013
                                                                   ----------
Cost of shares repurchased:
 Capital Appreciation Fund A Class                                       (223)
 Capital Appreciation Fund Institutional Class                             --
                                                                         (223)
                                                                   ----------
Increase in net assets derived from capital
 share transactions                                                 2,008,790
                                                                   ----------

NET INCREASE IN NET ASSETS                                          2,401,268

NET ASSETS:
Beginning of period                                                        --
End of period                                                      $2,401,268
                                                                   ==========

* Commencement of operations

                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC.-
CAPITAL APPRECIATION FUND
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                          Capital               Capital
                                                     Appreciation Fund      Appreciation Fund
                                                          A Class          Institutional Class
                                                     ------------------     -------------------
                                                          Period                 Period
                                                        12/2/1996 (1)          12/2/1996 (1)
                                                            to                      to
                                                         09/30/97                09/30/97
                                                     ------------------     -------------------

Net asset value, beginning of period                       $8.500                  8.500

Income from investment operations:
  Net investment income                                     0.067                  0.067
  Net realized and unrealized gain from investments         1.601                  1.601
                                                          -------                 -------
  Net increase in net assets from investment operations     1.668                  1.668
                                                          -------                 -------

Less dividends and distributions:
  Dividends from net investment income                     (0.008)                (0.008)
                                                          -------                 -------
  Total dividends and distributions                        (0.008)                (0.008)
                                                          -------                 -------

Net asset value, end of period                            $10.160                 $10.160
                                                          =======                 =======

Total Return (2)                                            19.64%                  19.64%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                 $    8                 $ 2,393
   Ratio of expenses to average net assets                   0.75%                   0.75%
   Ratio of expenses to average net assets prior to
     expense limitation                                      1.70%                   1.40%
   Ratio of net investment income to average net assets      0.91%                   0.91%
   Ratio of net investment income to average net assets
    prior to expense limitation                             (0.03%)                  0.27%
   Portfolio turnover                                          84%                     84%
   Average commission rate paid (3)                       $0.0594                 $0.0594

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for A Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997


Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Capital Appreciation Fund A Class carries a front-end sales charge of 4.75%. The Capital Appreciation Fund B Class carries a back-end sales charge. The Capital Appreciation Fund C Class carries a level load deferred sales charge and Capital Appreciation Fund Institutional Class has no sales charge. As of September 30, 1997, only the Capital Appreciation Fund A Class and the Capital Appreciation Fund Institutional Class have commenced operations. The Fund's objective is to provide investors with an investment that has the potential for capital appreciation.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes- The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counter party to the agreement, realization of the collateral may be subject to legal proceedings.

Other- Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. Total expenses absorbed by DMC for the period ended September 30, 1997 were $11,156. At September 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $5,932.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting agent for the Fund. For the period ended September 30, 1997, the Fund expensed $1,196 for dividend disbursing and transfer agent services and $577 for accounting services. At September 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $2,105.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive 12B-1 plan fees through November 30, 1997.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.  Investments

During the year ended September 30, 1997, the Fund made purchases of $2,815,963 and sales of $1,304,177 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1997, the aggregate cost of securities for federal income tax purposes was $2,049,990.

At September 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $360,430 of which $405,363 related to unrealized appreciation of securities and $44,933 related to unrealized depreciation of securities.

4.  Capital Stock

Transactions in capital stock were as follows:

                                                        12/02/96
                                                          to
                                                        09/30/97
                                                        --------
Shares sold:

Capital Appreciation Fund A Class. . . . . . . . . . .       823
Capital Appreciation Fund Institutional Class. . . . .   235,295

Shares issued upon reinvestment of dividends from net investment income:

Capital Appreciation Fund A Class. . . . . . . . . . .        --
Capital Appreciation Fund Institutional Class. . .           225
                                                         -------
                                                         236,343
Shares repurchased:

Capital Appreciation Fund A Class. . . . . . . . . . .       (24)
Capital Appreciation Fund Institutional Class. . .            --
                                                         -------
                                                             (24)

Net Increase. . . . . . . . . . . . . . . . . . . .      236,319
                                                         -------

                        Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund as of September 30, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 2, 1996 (commencement of operations) to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period December 2, 1996 (commencement of operations) to September 30, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 24, 1997